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EXHIBIT 24


                                POWER OF ATTORNEY

        Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Donald L. Kovach and Candace Leatham, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


/s/ Donald L. Kovach
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Donald L. Kovach                                               September 1, 2004
Chairman, President and Chief Executive Officer, Director
(Principal Executive Officer)

/s/ Candace Leatham
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Candace Leatham                                                September 1, 2004
Executive Vice President
(Principal Financial Officer)

/s/ Irvin Ackerson
--------------------------------------------
Irvin Ackerson                                                 September 1, 2004
Director

/s/ Mark J. Hontz
--------------------------------------------
Mark J. Hontz                                                  September 1, 2004
Director

/s/ Edward J. Leppert
--------------------------------------------
Edward J. Leppert                                              September 1, 2004
Director

/s/ Joel D. Marvil
--------------------------------------------
Joel D. Marvil                                                 September 1, 2004
Director

/s/ Richard W. Scott
--------------------------------------------
Richard W. Scott                                               September 1, 2004
Director

/s/ Terry H. Thompson
--------------------------------------------
Terry H. Thompson                                              September 1, 2004
Director

/s/ Joseph Zitone
--------------------------------------------
Joseph Zitone                                                  September 1, 2004
Director